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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-88474) pertaining to the Arbor Health Care Company 401(k) Plan of our report dated February 7, 1997, with respect to the consolidated financial statements and schedule of Arbor Health Care Company included in the Annual Report (Form 10-K) for the year ended December 31, 1996.


                                                               ERNST & YOUNG LLP




Toledo, Ohio
March 13, 1997